                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                           IVEX PACKAGING CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                           IVEX PACKAGING CORPORATION
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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                  [IVEX LOGO]

                           IVEX PACKAGING CORPORATION

                 NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                                                  March 28, 2001

Dear Stockholders:

     It is a pleasure to invite you to attend the 2001 Annual Meeting of Stockholders of Ivex Packaging Corporation to be held at the Company's corporate headquarters, 100 Tri-State Drive, Suite 200, Lincolnshire, Illinois 60069, on Wednesday, May 9, 2001, at 9:00 a.m. (Central time).

     Each item of business described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement will be discussed during the meeting and stockholders will have an opportunity to ask questions.

     IT IS IMPORTANT THAT YOU VOTE YOUR SHARES WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. We urge you to carefully review the Proxy Statement and to complete the enclosed proxy card. Please sign, date and return your proxy card in the envelope provided as soon as possible. If you do attend the meeting, your proxy can be revoked at your request in the event you wish to vote in person.

     I look forward to seeing you at the meeting.

                                          Sincerely,
                                          George V. Bayly
                                          Chairman of the Board of Directors,
                                          President and Chief Executive Officer

                                  [IVEX LOGO]

                           IVEX PACKAGING CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Ivex Packaging Corporation (the "Company") will hold its 2001 Annual Meeting of Stockholders (the "Annual Meeting") on Wednesday, May 9, 2001 at 9:00 a.m. (Central time) at the Company's corporate headquarters, 100 Tri-State Drive, Suite 200, Lincolnshire, Illinois 60069, for the following purposes:

     1. To elect two directors to serve until the 2004 Annual Meeting of Stockholders.

     2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants.

     3. To approve an Amendment and Restatement to the Company's 1997 Long Term Stock Incentive Plan.

     4. To act upon any other matters that may properly come before the meeting.

     The Board of Directors has fixed March 14, 2001 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

     At the Annual Meeting, each share of Common Stock, par value $.01 per share, of the Company represented at the Annual Meeting will be entitled to one vote on each matter properly brought before the Annual Meeting.

                                          By Order of the Board of Directors,

                                          G. Douglas Patterson
                                          Secretary

March 28, 2001

                             YOUR VOTE IS IMPORTANT

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                                  [IVEX LOGO]

                           IVEX PACKAGING CORPORATION
                                PROXY STATEMENT

GENERAL

     The accompanying proxy is solicited by the Board of Directors of Ivex Packaging Corporation (the "Company" or "Ivex") for use at the 2001 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Wednesday, May 9, 2001 at 9:00 a.m. (Central time) at the Company's corporate headquarters, 100 Tri-State Drive, Lincolnshire, Illinois 60069, and at any adjournments or postponements thereof. This Proxy Statement and accompanying proxy card will be mailed beginning on or about March 28, 2001 to give the holders of the Company's Common Stock, par value $.01 per share ("Common Stock"), of record on March 14, 2001 (the "Record Date") an opportunity to vote at the Annual Meeting. Ivex Packaging Corporation's 2000 Annual Report to Stockholders accompanies this Proxy Statement.

     Each share of Common Stock represented at the Annual Meeting is entitled to one vote on each matter properly brought before the Annual Meeting. The Company's Amended and Restated By-Laws (the "By-Laws") require that the holders of a majority of the total number of shares entitled to vote be present in person or by proxy in order for the presence of a quorum for the transaction of business at the Annual Meeting.

     In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the card and returning it in the accompanying envelope. If no directions are given and the signed card is returned, then the proxy holders will vote the shares FOR the election of all listed nominees, FOR the proposal set forth in Item 2 in the Notice of Meeting, FOR the proposal set forth in Item 3 in the Notice of Meeting, in accordance with the directors' recommendations on the other subjects listed on the proxy card and at their discretion on any other matters that may properly come before the meeting and any adjournments or postponements thereof. Abstentions may be specified on all proposals other than the election of directors.

     Pursuant to Delaware law, abstentions are treated as present for purposes of determining the presence or absence of a quorum and, therefore, will have the effect of a vote against a proposal that requires the vote of a majority of the votes cast by the holders of Common Stock present in person or by proxy and entitled to vote thereon. In situations where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned proxies to the brokers (so-called "broker non-votes"), the affected shares will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will not be included in the vote totals and, therefore, will have no effect on the outcome of the votes.

REVOCABILITY OF PROXIES

     Any stockholder giving a proxy has the power to revoke it at any time before the proxy is voted. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequently dated proxy relating to the same shares of Common Stock and delivering it to the Secretary of the Company or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy. Any subsequently dated proxy or written notice revoking a proxy should be sent to the Secretary of Ivex Packaging Corporation, at its executive offices at 100 Tri-State Drive, Suite 200, Lincolnshire, Illinois 60069.

SHARES OUTSTANDING

     Only holders of record of Common Stock at the close of business on the Record Date are entitled to vote at the Annual Meeting. As of the Record Date, the Company had outstanding 20,321,994 shares of Common Stock (excluding treasury shares). Each share of Common Stock is entitled to one vote.

SOLICITATION

     The Company will bear the entire cost of the solicitation of proxies, including preparation, assembly and mailing of this Proxy Statement, the proxy and any additional materials furnished to stockholders. Proxies may be solicited by directors, officers and a small number of regular employees of the Company personally or by mail, telephone or telecopy, but such persons will not be specially compensated for such service. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians that hold shares of Common Stock of record for beneficial owners for forwarding to such beneficial owners. The Company has also engaged Innisfree M&A Incorporated to assist in the solicitation of proxies. This firm will be paid a fee of approximately $5,000 and will be reimbursed for expenses incurred in connection with such engagement. The Company may also reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to such owners.

     Your vote is important. Please return your marked proxy card promptly so your shares can be represented, even if you plan to attend the Annual Meeting in person.

                      NOMINATION AND ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation (the "Certificate") provides that the Board of Directors will consist of not less than three nor more than fifteen members, the exact number to be determined in accordance with the By-Laws.

     The Certificate provides for the Board of Directors to be divided into three classes, each class to serve for staggered three-year terms, with each class consisting, as nearly as possible, of one-third of the directors.

     The Board of Directors of the Company currently consists of six persons, divided into three classes with two directors designated in each of Class I, Class II and Class III. At the Annual Meeting, stockholders will elect two directors for Class I.

     The Board of Directors' Class I nominees are Glenn R. August and Frank V. Tannura. At the 2001 Annual Meeting, each Class I director will be elected for a three-year term and will hold office until the 2004 Annual Meeting of Stockholders. In each case, the elected director will continue in office until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal.

     The Class I nominees were designated for election, pursuant to the By-Laws, by the Board of Directors of the Company.

     Each of the Class I nominees has consented to serve as a director if elected.

     The By-Laws of the Company provide that directors will be elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of the shares represented in person or by proxy and entitled to vote thereon. With regard to the election of directors, votes may be cast for or withheld for each nominee. Votes that are withheld will have no effect on the outcome of the election because directors will be elected by a plurality of the votes cast. Stockholders eligible to vote at the Annual Meeting do not have cumulative voting rights with respect to the election of directors.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE TWO NAMED
                     NOMINEES AS A DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth the name and age of, and the recent business experience and certain other information with respect to the Class I nominees as well as the other directors in Class II and Class III whose terms continue after the Annual Meeting:

                                                                                                   TERM TO
NAME                                           PRINCIPAL OCCUPATION OR EMPLOYMENT           AGE     EXPIRE
----                                           ----------------------------------           ---    -------
                                                            NOMINEES
CLASS I
Glenn R. August......................    Mr. August has served as a Director of the         39      2004
                                         Company since March 1993. Mr. August has served
                                         as a Managing Director of Oak Hill Partners,
                                         Inc. and its predecessor since 1987. Since
                                         August 1996, Mr. August has served as President
                                         of Oak Hill Advisors, Inc., the exclusive
                                         advisor to the Oak Hill Securities Fund, L.P.
                                         and the Oak Hill Securities Fund II, L.P.
Frank V. Tannura.....................    Mr. Tannura has served as a Director of the        44      2004
                                         Company since August 1995, Executive Vice
                                         President and Chief Financial Officer of the
                                         Company since February 1999 and Vice President
                                         and Chief Financial Officer of the Company
                                         since October 1989.
                                                      CONTINUING DIRECTORS
CLASS II
R. James Comeaux.....................    Mr. Comeaux has served as a Director of the        63      2002
                                         Company since December 1, 1997. Mr. Comeaux has
                                         served as President of Petrochemical Management
                                         Inc. since 1993 and as President and Chief
                                         Executive Officer of Arcadian Corporation from
                                         1989 to 1993. Mr. Comeaux is also a director of
                                         Enchira Biotechnology Corporation.
William J. White.....................    Mr. White has served as a Director of the          62      2002
                                         Company since December 1, 1997. Mr. White has
                                         been a professor at Northwestern University
                                         since January 1998. Mr. White served as
                                         Chairman of the Board and Chief Executive
                                         Officer of Bell & Howell Company from February
                                         1993 to December 1997 and of Bell & Howell
                                         Operating Company from February 1990 to
                                         December 1997. He is also a director of Bell &
                                         Howell Company, Readers Digest Association,
                                         Inc. and the Chicago Stock Exchange.
CLASS III
George V. Bayly......................    Mr. Bayly has served as Chairman of the Board,     58      2003
                                         Director, President and Chief Executive Officer
                                         of the Company since January 1991. Mr. Bayly is
                                         also a director of General Binding Corporation.

                                                                                                   TERM TO
NAME                                           PRINCIPAL OCCUPATION OR EMPLOYMENT           AGE     EXPIRE
----                                           ----------------------------------           ---    -------
Anthony P. Scotto....................    Mr. Scotto has served as a Director of the         53      2003
                                         Company since August 1995. Since September of
                                         1999, Mr. Scotto has been a Managing Director
                                         of Oak Hill Advisors, Inc., the exclusive
                                         advisor to the Oak Hill Securities Fund, L.P.
                                         and the Oak Hill Securities Fund II, L.P. Prior
                                         to September of 1999, Mr. Scotto had been a
                                         Managing Director of Oak Hill Partners, Inc.
                                         and its predecessor.

MEETINGS OF THE BOARD OF DIRECTORS

     During the 2000 calendar year, the Company's Board of Directors held six meetings. Each member of the Board of Directors was present for all of the meetings of the Board of Directors and all of the meetings held by all committees of the Board of Directors on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors maintains an Audit Committee and a Compensation Committee. The members of such committees are directors who are neither officers nor employees of the Company. During the 2000 calendar year, the Audit Committee held two meetings and the Compensation Committee held two meetings. Because of the size of the Company's Board of Directors, the Board of Directors has not established a nominating committee.

     Audit Committee. The Audit Committee of the Board of Directors of the Company currently consists of Messrs. Comeaux (Chairman) and White, each of whom is a non-employee director. This committee is directed to review the scope, cost and results of the independent audit of the Company's books and records, the results of the annual audit with management and the adequacy of the Company's accounting, financial and operating controls; to recommend annually to the Board of Directors the selection of the independent auditors; to consider proposals made by the Company's independent auditors for consulting work; and to report to the Board of Directors, when so requested, on any accounting or financial matters. The Audit Committee has a charter which was adopted by the Company's Board of Directors. A copy of this charter is attached to this Proxy Statement as Appendix A. Each member of the Audit Committee is independent as defined by
Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

     Compensation Committee. The Compensation Committee of the Board of Directors of the Company currently consists of Messrs. White (Chairman) and Scotto, each of whom is a "non-employee director" of the Company as such term is defined in Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, each is an "outside director" as such term is defined in Section 162(m) of the Code. The principal responsibilities of the Compensation Committee are (a) to review and approve the compensation, including salary, bonus, stock options or other appropriate incentive plans, and perquisites, if any, of the President and Chief Executive Officer and the other executive officers of the Company, including the named executive officers; (b) to monitor the Company's management resources, organizational structure, succession planning and the selection process and performance of key executives;
(c) to administer and implement the Company's stock option or other stock-based and equity-based benefit plans, including the Ivex Packaging Corporation 1997 Long-Term Stock Incentive Plan (collectively, the "Plans"), including the review and approval of all grants thereunder; (d) to fulfill the purposes of the Plans including, without limitation, through the grants of options and other benefits under the Plans; (e) to recommend to the Board of Directors any revisions or additions to the Plans; and (f) to review and report to the Board of Directors, when so requested, on any management resources, compensation, succession planning or other similar matters.

DIRECTORS' COMPENSATION FOR 2000

     During 2000, an annual retainer of $25,000 was paid to each of Messrs. August, Comeaux, Scotto and White.

     In addition, for services rendered during 2000 and pursuant to the Company's 1999 Stock Option Plan for Non-Employee Directors (the "1999 Director Plan"), each of the Company's non-employee directors (Messrs. August, Comeaux, Scotto and White) received on the day following the 2000 Annual Meeting options to purchase 3,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the Company's Common Stock on such date. The 1999 Director Plan provides for grants of nonqualified stock options to the Company's non-employee directors to purchase shares of Common Stock at an exercise price equal to the fair market value of Common Stock on the date of grant. Under the 1999 Director Plan, each grant will vest as to 33 1/3% of the shares on the first three anniversary dates of the grant. Under the 1999 Director Plan, 100,000 shares of Common Stock are reserved for grant.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon recommendation of the Audit Committee, the Board of Directors of the Company has selected PricewaterhouseCoopers LLP to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has served in this capacity since December 1989. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions of stockholders and to make a statement if they desire.

FEES PAID TO INDEPENDENT AUDITORS

     For the fiscal year ended December 31, 2000, the aggregate fees billed to the Company by its independent auditors for professional services were as follows:

Audit Fees..................................................  $226,500
Financial Information Systems Design and Implementation
  Fees......................................................  $      0
All Other Fees..............................................  $187,385

     The affirmative vote of a majority of the votes cast on this proposal will constitute ratification of the appointment of PricewaterhouseCoopers LLP to serve in this capacity.

     The Board of Directors is submitting the approval of PricewaterhouseCoopers LLP to stockholders as a matter of good corporate practice, although it is not required to do so. Should the stockholders fail to provide such ratification, the Board of Directors will reconsider its approval of PricewaterhouseCoopers LLP as the Company's independent public accountants for the year ended December 31, 2001. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the fiscal year if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2
    TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S
                        INDEPENDENT PUBLIC ACCOUNTANTS.

      AMENDMENT AND RESTATEMENT OF THE 1997 LONG TERM STOCK INCENTIVE PLAN

     Subject to stockholder approval, the Board of Directors has adopted the amendment and restatement of the Company's 1997 Long Term Stock Incentive Plan (the "Plan"), which will be known as the Ivex Packaging Corporation Amended and Restated 1997 Long Term Stock Incentive Plan (the "Amended and Restated Plan"). The proposed Amended and Restated Plan would increase the number of shares of Common Stock of the Company authorized for issuance under the Plan from 2,000,000 shares to 3,000,000 shares and also make certain other revisions, as summarized below in "Proposed Amendments to the Plan." Stockholders are requested in this Proposal 3 to approve the Amended and Restated Plan. The affirmative vote of a majority of votes cast on this proposal will be required to approve the Amended and Restated Plan. The text of the Amended and Restated Plan is set forth as Appendix "B" to this Proxy Statement.

HISTORY AND OPERATION OF THE PLAN

     In connection with the Company's 1997 initial public offering, the Company adopted the Plan to promote the interests of the Company and its stockholders by
(i) attracting and retaining highly qualified employees and executive officers;
(ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

     The Plan authorizes the grant of awards to participants with respect to a maximum of 2,000,000 shares of the Company's Common Stock. Since the Plan was adopted in 1997, options have been granted to purchase a total of 1,920,500 shares of Common Stock. Since then, 16,001 shares have been purchased through the exercise of options, 255,998 options have been forfeited and 1,648,501 shares remain subject to options. The Company currently has 335,498 shares available for future grants of stock options and other awards under the Plan.

     Although the Plan authorizes the grant of awards of (i) non-qualified stock options; (ii) incentive stock options; (iii) stock appreciation rights; (iv) restricted stock and/or restricted stock units; (v) performance awards and (vi) other stock-based awards, the Compensation Committee, to date, has only granted non-qualified options to key employees, including executive officers, to purchase shares of the Company's Common Stock at the fair market value on the date of each such grant.

PROPOSED AMENDMENTS TO THE PLAN

     The Amended and Restated Plan is materially different from the current Plan in the following ways:

     - Increases the number of authorized shares reserved for issuance pursuant to stock options and awards from 2,000,000 shares to 3,000,000 shares. This is an increase of 1,000,000 shares over the number of shares reserved for issuance under the current Plan;

     - Allows non-employee directors of the Company and its affiliates to participate under the Amended and Restated Plan;

     - Clarifies the administrative committee's ability to make certain adjustments to the exercisability and vesting of awards due to certain unusual or nonrecurring events;

     - Clarifies that the Board of Directors cannot amend or terminate the Amended and Restated Plan if shareholder approval is required to comply with any tax, securities or regulatory law or requirement with which the Board of Directors intends the Amended and Restated Plan to comply; and

     - Facilitates plan administration by: (1) providing that as long as the Company is publicly traded, "fair market value" will be based on the closing price of the Company's Common Stock on the New York Stock Exchange or applicable exchange; (2) authorizing the administrative committee to approve of a cashless exercise procedure; (3) incorporating certain tax provisions relating to incentive stock options; and (4) authorizing the administrative committee to allow participants to transfer non-qualified stock options to a trust in certain circumstances.

     The Board of Directors believes the proposed Amended and Restated Plan, pursuant to which an additional 1,000,000 shares will be reserved for issuance of awards, is essential to maintain the Company's balanced and competitive total compensation programs. Without this amendment, the Company would not have sufficient shares available under the current Plan to provide for continued option grants in 2001 and beyond, consistent with the purpose of the Plan and the Company's normal compensation practices. The Company uses the Plan to tie a portion of its key employees' total compensation directly to improving shareholder value. The Plan also supports the Company's ability to attract and retain highly qualified managers in key positions. In order to maintain the continuity and consistency of the Company's compensation programs, as well as to minimize administrative costs and complexity, the Board of Directors recommends amending and restating the Plan to authorize the additional 1,000,000 shares and to make certain other revisions rather than adopting and implementing an entirely new plan.

     The Board of Directors has directed that the Amended and Restated Plan be submitted to the stockholders for their approval.

SUMMARY OF THE AMENDED AND RESTATED PLAN

     The following summary of the proposed Amended and Restated Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Amended and Restated Plan, which is attached as Appendix "B" to this Proxy Statement.

     Administration. The Amended and Restated Plan is administered by a committee designated by the Board of Directors and its membership is intended to satisfy certain tax and securities requirements. The committee has the sole and complete authority to determine, among other things, the participants to whom awards shall be granted under the plan. Currently, the committee is the Compensation Committee of the Board of Directors.

     Number of Shares Authorized and Reserved. The Amended and Restated Plan would have 3,000,000 shares of the Company's Common Stock reserved for issuance under the Amended and Restated Plan subject to certain adjustments as described below. Shares under the Amended and Restated Plan which are forfeited or which have expired or been canceled for any reason (other than by reason of exercise or vesting) shall again become shares with respect to which future awards may be granted under the Amended and Restated Plan.

     Adjustments. If the administrative committee determines, in its sole discretion, that among other things, any dividend or other distribution, recapitalization, stock split, reorganization, merger, consolidation, spin-off, repurchase, or exchange of shares or other securities of the Company, or other similar corporate event affects the shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended and Restated Plan, the committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number of shares or other securities of the Company (or number and kind of other securities or property) with respect to which awards may be granted, (ii) the number of shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding awards, or
(iii) the grant or exercise price with respect to any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award in consideration for the cancellation of such award; provided, that no adjustment shall be authorized if it would violate certain tax provisions.

     Eligibility. Any officer, employee-director or other key employee, non-employee director or consultant to the Company or any of its affiliates (including any prospective officer, employee-director, key employee, non-employee director or consultant), who is not a member of the administrative committee, shall be eligible to participate in the Amended and Restated Plan.

     Types of Awards. Under the Amended and Restated Plan, awards can be made in the form of (i) non-qualified stock options; (ii) incentive stock options; (iii) stock appreciation rights; (iv) restricted stock and/or restricted stock units;
(v) performance awards and (vi) other stock-based awards.

     Terms and Conditions of Option Grants. Non-qualified and incentive stock options granted under the Amended and Restated Plan shall be subject to such terms, including exercise price and conditions and timing of exercise, as may be determined by the committee and specified in the applicable award agreement or thereafter, provided that stock options that are intended to qualify as incentive stock options will be subject to terms and conditions that comply with such rules as may be prescribed by Section 422 of the Code. Payment in respect of the exercise of an option granted under the Amended and Restated Plan may be made (i) in cash, or its equivalent, (2) if permitted by the Committee, by exchanging certain shares owned by the optionee, (3) by a cashless exercise procedure approved by the committee or (4) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of such shares so tendered to the Company as of the date of such tender is at least equal to the aggregate exercise price of the option.

     Terms and Conditions of Stock Appreciation Rights. Stock appreciation rights granted under the Amended and Restated Plan shall be subject to such terms, including grant price and the conditions and limitations applicable to exercise thereof, as may be determined by the committee and specified in the applicable award agreement or thereafter, provided that stock appreciation rights may not be exercisable earlier than six months after the date of grant. Stock appreciation rights may be granted in tandem with another award, in addition to another award, or freestanding and unrelated to another award. A stock appreciation right shall entitle the participant to receive an amount equal to the excess of the fair market value of a share on the date of exercise of the stock appreciation right over the grant price thereof. The committee shall determine whether a stock appreciation right shall be settled in cash, shares or a combination of cash and shares.

     Terms and Conditions of Restricted Stock and Restricted Stock
Units. Restricted stock and restricted stock units granted under the Amended and Restated Plan shall be subject to such terms and conditions including, without limitation, the duration of the period during which, and the conditions under which, the restricted stock and restricted stock units may be forfeited to the Company, as may be determined by the committee in its sole discretion. Each restricted stock unit shall have a value equal to the fair market value of a share. Restricted stock units shall be paid in cash, shares, other securities or other property, as determined in the sole discretion of the committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable award agreement. Dividends paid on any shares of restricted stock may be paid directly to the participant, or may be reinvested in additional shares of restricted stock or in additional restricted stock units, as determined by the committee in its sole discretion.

     Terms and Conditions of Performance Awards. Performance awards granted under the Amended and Restated Plan shall consist of a right which is (i) denominated in cash or shares, (ii) valued, as determined by the committee, in accordance with the achievement of such performance goals during such performance periods as the committee shall establish, and (iii) payable at such time and in such form as the committee shall determine. Subject to the terms of the plan and any applicable award agreement, the committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award and the amount and kind of any payment or transfer to be made pursuant to any performance award. Performance awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the committee, on a deferred basis.

     Terms and Conditions of Other Stock-Based Awards. In addition to the foregoing types of awards, the committee shall have authority to grant to participants an "other stock-based award," which shall consist of any right which is (i) not a stock option, stock appreciation right, restricted stock or restricted unit award or performance award and (ii) an award of shares or an award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares (including, without limitation, securities convertible into shares), as deemed by the committee to be consistent with the purposes of the Amended and Restated Plan; provided that any such rights must comply, to the extent deemed desirable by the committee, with certain securities and other applicable law. Subject to the terms of the plan and any applicable award agreement, the committee shall determine the terms and conditions of any such other stock-based award, including the price, if any, at which securities may be purchased pursuant to any other stock-based award granted under the Amended and Restated Plan.

     In addition, in the sole and complete discretion of the committee, an award, whether made as any other stock-based award or as any other type of award issuable under the plan, may provide the participant with dividends or dividend equivalents, payable in cash, shares, other securities or other property on a current or deferred basis.

     Section 162(m) of the Internal Revenue Code. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), if a participant is one of certain specified executive officers, then, unless certain exceptions apply, the Company is not entitled to deduct compensation with respect to the optionee, including compensation related to the exercise of stock options, to the extent such compensation in the aggregate exceeds $1,000,000 for the taxable year. The awards granted under the Amended and Restated Plan are intended to comply with the exception to Section 162(m) for "performance-based" compensation. To be eligible for the performance-based exception, Section 162(m) requires that plans such as the Amended and Restated Plan must provide the maximum number of shares that can be granted to the specified executive officers. The Amended and Restated Plan provides that options and stock appreciation rights covering up to two hundred thousand (200,000) shares may be granted to any participant under the plan during a calendar year.

     Transferability. Each award, and each right under any award, shall be exercisable only by the participant during the participant's lifetime or, if permissible under applicable law, by the participant's guardian or legal representative or by a transferee receiving such award pursuant to a qualified domestic relations order ("QDRO"), as determined by the committee. In general, an award that is a "derivative security" may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO. However, upon the approval of the administrative committee and subject to certain policies and procedures, a participant will be permitted to transfer one or more non-qualified stock options to a trust controlled by the participant during his or her lifetime.

     Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue, or terminate the plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax, securities or other regulatory law with which the Board of Directors intends the Amended and Restated Plan to comply; and provided further, that any such amendment, alteration, suspension, discontinuation or termination that would impair the rights of any participant, holder or beneficiary shall not to that extent be effective without the consent of the affected participant, holder or beneficiary.

FEDERAL INCOME TAX CONSEQUENCES

     The following summarizes certain U.S. federal income tax considerations generally applicable to certain awards granted under the Plan. This summary is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

     Non-Qualified Stock Options. Generally, an optionee will not be taxed upon the grant of a non-qualified stock option. Rather, at the time that an optionee exercises a non-qualified stock option (and in the case of an untimely exercise of an incentive stock option), the optionee will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price for such shares. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes as ordinary income subject to the limits under Section 162(m) of the Code.

     If the optionee sells or exchanges stock that was acquired upon exercise of a non-qualified stock option (or upon an untimely exercise of an incentive stock option), then the optionee recognizes capital gain or loss equal to the difference between (i) the sales price and (ii) the fair market value of such stock on the date that ordinary income was recognized with respect thereto. Any such capital gain or loss will be long-term capital gain or loss if such stock was held for more than 12 months at the time of the sale or exchange. Under current law, an optionee is generally subject to U.S. federal income tax at a maximum rate of 20% of net capital gain attributable to the sale of property held for more than 12 months.

     Incentive Stock Options. If an optionee satisfies certain requirements, the optionee will not be generally subject to U.S. federal income tax upon the grant of an incentive stock option (except that the alternative minimum tax may apply) or the timely exercise of an incentive stock option. For purposes of the incentive stock option rules under the Code, exercise of an incentive stock option will be timely if made during its term and if the optionee remains an employee of the Company or its subsidiary at all times during the period beginning on the grant date of the incentive stock option and ending on the date three months before the exercise date (or one year before the exercise date in the case of a disabled optionee). Exercise of an incentive stock option will also be timely for this purpose if made by the optionee's legal representative and if the optionee dies (i) while in the employ of the Company or its subsidiary or (ii) within three months after termination of the optionee's employment. The U.S. federal income tax consequences of an untimely exercise of an incentive stock option are determined in accordance with the rules applicable to non-qualified stock options. (See "Federal Income Tax Consequences -- Non-Qualified Stock Options" above.)

     If an optionee disposes of stock that was acquired pursuant to the timely exercise of an incentive stock option, then such optionee, except as noted below, will recognize long-term capital gain or loss equal to the difference between the sales proceeds and the option price. The Company, under these circumstances, will not be entitled to any U.S. federal income tax deduction in connection with either the exercise of the incentive stock option or the sale of such stock.

     If, however, an optionee disposes of stock acquired pursuant to the exercise of an incentive stock option before the expiration of two years from the grant date of the incentive stock option or within one year from the date such stock is transferred to him or her (a "disqualifying disposition") upon exercise, any gain that was realized generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option price and the lesser of the fair market value of the stock on the exercise date or the amount realized on such disqualifying disposition and (ii) as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date that governs the determination of ordinary income. In such case, the Company generally may claim a U.S. federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income subject to the limits of Section 162(m) of the Code. Any such capital gain or loss will be long-term capital gain or loss if the optionee held such stock for more than 12 months at the time of the disqualifying disposition. Under current law, an optionee generally is subject to U.S. federal income tax at a maximum rate of 20% of net capital gain attributable to the sale of property held for more than 12 months.

ADDITIONAL INFORMATION

     The Company cannot determine the amount of options under the Plan that will be granted in 2001 to specific officers, officers as a group, or non-officer employees as a group. The Plan, however, does not permit grants to any one individual, during any calendar year, of awards for more than 200,000 shares. In 2000, seven executive officers and sixty other key employees received option grants under the Plan. Additional information regarding options granted and exercised under the Plan may be found in the "Option/SAR Grants in Last Fiscal Year" table. The table shows the stock options granted under the Plan to the Company's executive officers in 2000. These amounts would not have been different under the proposed Amended and Restated Plan. A copy of the Plan is on file with the Securities and Exchange Commission.

VOTE REQUIRED

     The affirmative vote of a majority of the votes cast is required for approval of this proposal.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
             PROPOSAL 3 TO APPROVE THE AMENDMENT AND RESTATEMENT OF
                    THE 1997 LONG TERM STOCK INCENTIVE PLAN

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock by each person known by the Company to be the beneficial owner of more than 5% of the Common

Stock, and as of December 31, 2000, by (i) each of the directors of the Company,
(ii) each of the named executive officers of the Company, and (iii) all executive officers and directors of the Company as a group.

                                                              NUMBER OF SHARES
                                                              OF THE COMPANY'S
                      NAME AND ADDRESS                             COMMON         PERCENTAGE
                    OF BENEFICIAL OWNER                           STOCK(1)         OF CLASS
                    -------------------                       ----------------    ----------
Lord, Abbett & Co.(2).......................................      2,596,684          11.9%
Massachusetts Financial Services Company(3).................      2,578,543          11.8%
T. Rowe Price Associates, Inc.(4)...........................      2,183,500           9.9%
Keystone, Inc.(5)...........................................      1,251,050           5.7%
George V. Bayly.............................................        942,612(7)        4.3%
Frank V. Tannura............................................        536,367(7)        2.5%
Gordon B. Bonfield..........................................         50,801(7)          *
G. Douglas Patterson........................................        188,102(7)          *
Thomas S. Ellsworth.........................................        265,426(7)        1.2%
Glenn R. August(6)..........................................        130,817             *
Anthony P. Scotto(6)........................................         55,845             *
R. James Comeaux............................................         10,333             *
William J. White............................................          7,333             *
All directors and executive officers as a group.............      2,305,126(8)       10.5%

-------------------------
 *  Represents less than 1% of such Common Stock.

(1) To the knowledge of the Company, each stockholder has sole voting and investment power as to the shares shown unless otherwise noted.

(2) The shares shown as beneficially owned by Lord, Abbett & Co. are based upon a Schedule 13G dated January 19, 2001. The address of this entity is 90 Hudson Street, Jersey City, New Jersey 07302.

(3) The shares shown as beneficially owned by Massachusetts Financial Services are based upon a Schedule 13G filed on February 12, 2001. The address of this entity is 500 Boylston Street, Boston, Massachusetts 02116.

(4) The shares shown as beneficially owned by T. Rowe Price Associates, Inc. are based upon a Schedule 13G filed on February 14, 2001. The address of this entity is 100 East Pratt Street, Baltimore, Maryland 21202. The Schedule 13G provides that these securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment advisor with power to direct investments and/or sole power to vote the securities and that for purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(5) The shares shown as beneficially owned by Keystone, Inc. are based upon a
    Schedule 13D filed on June 25, 1998 and includes 266,944 shares beneficially owned by Robert M. Bass who owns all of the outstanding voting stock of Keystone, Inc. The address of Keystone, Inc. is 3100 Texas Commerce Tower, 201 Main Street, Fort Worth, Texas 76102.

(6) The address of such individuals is c/o Oak Hill Partners, Inc., 65 East 55th Street, New York, New York 10022-3219.

(7) Represents shares of outstanding Common Stock in the amounts of 498,089, 356,782, 151,017, 20,800 and 123,116 that are owned by Messrs. Bayly,
    Tannura, Ellsworth, Bonfield and Patterson, respectively, and vested and earned options that are currently exercisable in the amounts of 444,523, 179,585, 114,409, 30,001 and 64,986 that are owned by Messrs. Bayly,
    Tannura, Ellsworth, Bonfield, and Patterson, respectively.

(8) All directors and executive officers as a group hold shares of outstanding Common Stock in the aggregate amount of 1,416,518 and vested and earned options that are currently exercisable for 888,608 shares of Common Stock.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the compensation paid by the Company to the Company's chief executive officer and each of the four most highly compensated officers of the Company whose aggregate cash compensation exceeds $100,000, in each case for all services rendered during the fiscal years 2000, 1999 and 1998:

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM COMPENSATION(4)
                                                                  -----------------------------------
                                                                    AWARDS
                                                                  ----------
                                                                  SECURITIES   PAYOUTS
                                 ANNUAL COMPENSATION AWARDS(3)    UNDERLYING   -------
                                 -----------------------------     OPTIONS/     LTIP      ALL OTHER
                                         SALARY        BONUS         SARS      PAYOUTS   COMPENSATION
             NAME                YEAR    ($)(1)       ($)(2)        ($)(5)     ($)(6)       ($)(7)
             ----                ----   ---------    ---------    ----------   -------   ------------
George V. Bayly................  2000     568,392      555,000          --     125,000     599,070
  President and Chief            1999     541,327           --          --                 633,654
  Executive Officer              1998     515,550      465,000      40,000                 709,794
Frank V. Tannura...............  2000     366,917      387,500          --      62,500     361,355
  Executive Vice President       1999     336,422           --      20,000                 341,003
  and Chief Financial Officer    1998     282,541      175,000      20,000                 316,655
Gordon B. Bonfield.............  2000     355,833      112,500      70,000                  53,693
  Executive Vice President       1999     181,458(8)   100,000(8)   90,000                 172,389
  and Chief Operating Officer
Thomas S. Ellsworth............  2000     310,000       60,000      10,000                 183,500
  Vice President and             1999     282,500       80,000      10,000                 170,286
  General Manager                1998     250,000      115,000      10,000                 186,205
G. Douglas Patterson...........  2000     226,000      150,000      15,000                 140,528
  Vice President and             1999     218,608       20,000      20,000                 132,586
  General Counsel                1998     202,491       82,000      10,000                 123,443

-------------------------
(1) Includes amounts deferred pursuant to the Company's Retirement Plan and Trust and under the Company's Executive Deferred Compensation Plan.

(2) Includes (i) annual bonus awards for services rendered in 2000, 1999 and 1998 that were paid under the Company's Executive Incentive Bonus Plan and
    (ii) special one-time bonuses of $375,000, $275,000 and $100,000 which were paid to Messrs. Bayly, Tannura and Patterson, respectively, in 2000 in connection with the Company's completion of the Company's sale of its Specialty Coating business during May 2000. The Executive Incentive Compensation Plan provides the executive officers of the Company with annual awards for outstanding individual performance contributing to the present and future success of the Company. Awards are based upon the Company's achievement of, among other things, certain predetermined financial objectives such as minimum EBITDA and earnings per share targets as well as the attainment of key individual strategic and operational goals.

(3) The column designated by the Commission for the reporting of "Other Annual Compensation" has been deleted because no such compensation was paid to any of the named executive officers in any of the reported calendar years.

(4) The column designated by the Commission pursuant to the applicable regulations for the reporting of "Restricted Stock Awards" has been deleted because no restricted stock of the Company was awarded to any of the named executive officers in any of the reported calendar years.

(5) The options reported for 2000 reflect 70,000, 15,000 and 10,000 granted to Messrs. Bonfield, Patterson and Ellsworth, respectively, and the options reported for 1999 reflect 90,000, 20,000, 10,000 and 20,000 granted to Messrs. Bonfield, Tannura, Ellsworth and Patterson, respectively, and the options reported for 1998 reflect 40,000, 20,000, 10,000 and 10,000 options granted to Messrs. Bayly, Tannura, Ellsworth and Patterson, respectively, under the 1997 Ivex Packaging Corporation Long Term Stock Incentive Plan (the "1997 Stock Option Plan").

(6) The column designated as "LTIP Payouts" includes the vested portions of the economic benefits made available to Messrs. Bayly and Tannura under the terms of the Company's 1999 Long-Term Incentive Plan pursuant to which each of Mr. Bayly and Mr. Tannura received a reduction of his Stock Loan (as hereinafter defined) in an amount equal to the after-tax equivalent of the amount specified in the column.

(7) The 2000 All Other Compensation column includes (i) the Company's contributions (excluding employee earnings reduction contributions) under the Company's Retirement Plan and Trust and under the Company's Executive Deferred Compensation Plan during fiscal 2000 as follows: $8,000 to Mr. Bayly; $8,000 to Mr. Tannura; $8,000 to Mr. Ellsworth; and $8,000 to Mr. Patterson; (ii) insurance premiums with respect to the Company's Executive Disability Income Coverage paid by the Company during 2000 as follows:
    $7,221 for Mr. Bayly; $2,323 for Mr. Tannura; $4,343 for Mr. Bonfield; $4,416 for Mr. Ellsworth; and $2,809 for Mr. Patterson; (iii) the Company's payment during 2000 of $150,000 of nonqualified retirement benefits and life insurance premiums to Mr. Bayly pursuant to the terms of his Amended and Restated Employment Agreement, dated as of May 30, 1996; (iv) the Company's payment during 2000 of $37,816, $88,288, $49,350, $50,500 and $43,900 to
    Messrs. Bayly, Tannura, Bonfield, Ellsworth and Patterson, respectively, under the Company's Executive Deferred Compensation Plan; and (v) the Company's payment to the named executive officers of the following amounts to enable them to make (on an after tax basis) the 2000 interest payments on their respective promissory notes (the "Stock Loans") payable to the
    Company: Mr. Bayly -- $396,033; Mr. Tannura -- $262,744; Mr. Ellsworth -- $120,584; and Mr. Patterson -- $85,819. See "Certain Relationships and Related Transactions".

(8) Includes Mr. Bonfield's salary and guaranteed bonus from June 30, 1999, the date on which his employment with the Company commenced.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE
                                         INDIVIDUAL GRANTS                                   VALUE
                              ----------------------------------------                 AT ASSUMED ANNUAL
                                               % OF TOTAL                                     RATE
                                NUMBER OF     OPTIONS/ SARS                              OF STOCK PRICE
                               SECURITIES      GRANTED TO     EXERCISE                  APPRECIATION FOR
                               UNDERLYING     EMPLOYEES IN    OR BASE                    OPTION TERM(3)
                              OPTIONS/SARS       FISCAL        PRICE     EXPIRATION   --------------------
            NAME              GRANTED(#)(1)      YEAR(2)       ($/SH)       DATE       5%($)       10%($)
            ----              -------------   -------------   --------   ----------    -----       ------
Gordon B. Bonfield..........     30,000            6.1%        10.94      12/29/10    $206,403    $523,066
  Executive Vice President
  and                            40,000            8.2%        10.75      09/01/10     270,424     685,309
  Chief Operating Officer
Thomas S. Ellsworth.........     10,000            2.0%        10.94      12/29/10      68,801     174,355
  Vice President and General
  Manager
G. Douglas Patterson........     15,000            3.1%        10.94      12/29/10     103,201     261,533
  Vice President and General
  Counsel

-------------------------
(1) The options specified in this column reflect each named executive officer's portion of the Company's stock options issued during 2000 under the 1997 Stock Option Plan. These options vest 33 1/3% over the first three years of the ten-year option term.

(2) Reflects the percentage of all options granted to all employees during the calendar year ended on December 31, 2000.

(3) The potential realized dollar values shown above represent the potential gains based upon annual compound price appreciation of 5% and 10% from the date of grant through the full option term. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates established by the Commission and therefore are not intended to forecast possible future appreciation, if any, of the stock price of the Company.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                          NUMBER OF
                                                                          SECURITIES          VALUE OF
                                                                          UNDERLYING        UNEXERCISED
                                                                         UNEXERCISED        IN-THE-MONEY
                                               SHARES                    OPTIONS/SARS       OPTIONS/SARS
                                             ACQUIRED ON     VALUE      AT FY-END (#)      AT FY-END ($)
                                              EXERCISE      REALIZED     EXERCISABLE/       EXERCISABLE/
                  NAME                           (#)          ($)       UNEXERCISABLE     UNEXERCISABLE(1)
                  ----                       -----------    --------    -------------     ----------------
George V. Bayly..........................        --           --        444,523/13,333    $          0/$0
  President and Chief Executive Officer
Frank V. Tannura.........................        --           --        179,585/19,999    $          0/$0
  Executive Vice President and Chief
  Financial Officer
Gordon B. Bonfield.......................        --           --        30,001/129,999    $12,533/$32,666
  Executive Vice President and Chief
  Operating Officer
Thomas S. Ellsworth......................        --           --        114,409/19,999    $  3,133/$6,266
  Vice President and General Manager
G. Douglas Patterson.....................        --           --         64,986/31,666    $ 6,266/$12,533
  Vice President and General Counsel

-------------------------
(1) The value of the unexercised options is based upon the difference between the closing price of $10.94 per share of Common Stock on the New York Stock Exchange on December 29, 2000 (the last trading day in 2000) and the option exercise price.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

                                                                       ESTIMATED FUTURE PAY-OUTS UNDER NON-STOCK
                                                                                   PRICE-BASED PLAN
                         NUMBER OF SHARES,    PERFORMANCE OR OTHER     -----------------------------------------
                          UNITS OR OTHER          PERIOD UNTIL          THRESHOLD       TARGET         MAXIMUM
        NAME               RIGHTS (#)(1)      MATURATION OR PAY-OUT     ($ OR #)       ($ OR #)       ($ OR #)
        ----             -----------------    ---------------------     ---------      --------       --------
George V. Bayly......    $750,000 per year    Each December 31         $1,125,000     $2,250,000     $3,375,000
  President & Chief                           during three year
  Executive Officer                           Period Ending
                                              12/31/02
Frank V. Tannura.....    $375,000 per year    Each December 31         $  562,500     $1,125,000     $1,687,500
  Executive Vice                              during three year
  President & Chief                           Period Ending
  Financial Officer                           12/31/02

-------------------------
(1) Under the 1999 Long-Term Incentive Plan (the "1999 LTIP"), the participants have been awarded the opportunity to earn during each year of the three-year period ending on December 31, 2002 (the "Performance Period") a reduction of their Stock Loans in amounts equal to the after-tax equivalent of their respective annual Targets under the Plan. On an annual basis, the Company will forgive a portion of each executive's Stock Loan in an amount equal to the after-tax equivalent of the vested and earned

Target amounts. One-half of the annual Target amounts ($375,000 per year for Mr. Bayly and $187,500 per year for Mr. Tannura) (the "Base Amounts") will vest one-third in the year of the award and one-third in each of the two succeeding years. The other one-half of the annual Target amounts ($375,000 per year for Mr. Bayly and $187,500 per year for Mr. Tannura) (the "Performance Amounts") will become earned only upon the Company's achievement of certain earnings-per-share targets for each such year and will vest one-third in the year earned and one-third in each of the two succeeding years. Over the three-year Performance Period, 0% to 200% of the Performance Amounts will be earned if the Company achieves certain earnings-per-share growth during each year of the Performance Period. The Company's Compensation Committee has retained the right to adjust the earnings targets as necessary to reasonably and fairly administer this Plan. All earned and unvested amounts shall be vested upon a change of control or an executive's termination of employment without cause or for good reason.

CERTAIN EMPLOYMENT ARRANGEMENTS

     Mr. Bayly has an amended and restated employment agreement with the Company, pursuant to which (i) the Company agrees to employ Mr. Bayly through December 31, 2000 (provided that beginning on January 1, 1998, the term thereof is automatically extended for one additional day for each day which has then elapsed since December 31, 1997 unless on or after December 31, 1997 either the Company's Board of Directors or Mr. Bayly gives notice that the automatic extension shall cease) as Chairman, President and Chief Executive Officer of the Company, (ii) Mr. Bayly receives a base salary of $491,000 during 1997, $515,550 during 1998, $541,327 during 1999 and $568,393 during 2000 (subject to increase at the discretion of the Board of Directors), (iii) Mr. Bayly is entitled to an aggregate of $150,000 per year for life insurance, disability insurance and nonqualified retirement benefits, (iv) Mr. Bayly is eligible for an annual performance bonus based upon the achievement of predetermined financial objectives, and (v) Mr. Bayly will receive certain severance benefits if his employment is terminated without cause (as therein defined) or if Mr. Bayly terminates the agreement for good reason (as therein defined). These severance benefits include the payment of a lump sum equal to four times the sum of (x) the annual salary then in effect and (y) the target amount of the annual performance bonus for the year in which the termination occurs, plus the continuation of all benefits and supplemental benefits for four years after the date of termination. The agreement restricts Mr. Bayly from competing with the Company during his employment and, in certain circumstances, for an additional one-year period after the termination of Mr. Bayly's employment. In addition, the Company has agreed to gross-up payments to Mr. Bayly for certain taxes, interest and penalties that may be imposed by certain sections of the Code.

     Mr. Tannura has an amended and restated employment agreement with the Company, pursuant to which (i) the Company agrees to employ Mr. Tannura through October 31, 2002 (provided that beginning on November 1, 1999, the term thereof is automatically extended for one additional day for each day which has then elapsed since October 31, 1999 unless either the Board of Directors of the Company or Mr. Tannura gives notice that the automatic extension shall cease) as Executive Vice President and Chief Financial Officer, (ii) Mr. Tannura is entitled to receive a base salary of $344,000 per year (subject to increase at the discretion of the Board of Directors), (iii) Mr. Tannura is eligible to receive an annual performance bonus based upon the achievement of predetermined financial objectives, and (iv) Mr. Tannura will receive certain severance benefits if his employment is terminated without cause (as therein defined) or if Mr. Tannura terminates the agreement for good reason (as therein defined) in an amount equal to a lump sum equal to three times the sum of (x) his annual salary then in effect and (y) the target amount of his performance bonus for the year in which his termination of employment occurs, plus a pro-rata portion of his performance bonus for the year in which his employment is terminated. Under this Agreement, Mr. Tannura will also receive the continuation of all benefits for the three year period after the date of termination and the acceleration of vesting of all stock options exercisable for the Company's Common Stock. In addition, the Company has agreed to gross-up payments to Mr. Tannura for certain taxes, interest and penalties that may be imposed by certain sections of the Code.

     The Company has entered into certain employment and severance agreements with certain other executive officers pursuant to which such officers will receive salary continuation for periods ranging from one to two years or a lump sum severance payment equal to one times the sum of (x) the executive's annual salary then in effect and (y) the target amount of the executive's annual performance bonus for the year in which his termination of employment occurs if such executive's employment is terminated other than for death, disability or cause, and two times such amounts if such executive's employment is terminated for any reason within a specified period of time after a change of control (as therein defined). Under these agreements, the executive will also receive the continuation of all benefits for such one or two year period plus the acceleration of vesting of all stock options exercisable for the Company's Common Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. William J. White (Chairman) and Anthony P. Scotto. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions) or as a member of the Board of another entity, one of whose executive officers served on the Compensation Committee or the Board of Directors of the Company.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                  EXECUTIVE COMPENSATION FOR FISCAL YEAR 2000

INTRODUCTION AND BACKGROUND

     The following report is provided in accordance with the rules of the Securities and Exchange Commission and covers compensation policies applicable to the Company's executive officers, including the named executive officers, during 2000. The report has been approved by the members of the Compensation Committee.

     The Company's Compensation Committee is comprised of Messrs. White (Chairman) and Scotto, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

     The Compensation Committee held two meetings during 2000 and one on January 2, 2001. In connection with the January 2nd meeting, the Company's Chief Executive Officer submitted recommendations to the Committee with respect to the issuance of stock options for the executive officers for 2000. Following a review of such recommendations, the Committee approved the 2000 stock option allocations for the executive officers.

COMPENSATION PHILOSOPHY

     The Company's executive compensation program has been designed to attract, motivate, reward and retain the Company's executive officers by providing them with a competitive total compensation opportunity based upon performance, team work and the creation of stockholder value.

     The key elements of the Company's executive officer compensation program are designed to:

     - Create a direct link between executive officer compensation and the Company's financial and stock performance.

     - Provide a competitive base salary with an annual cash bonus opportunity directly linked to the Company's annual financial performance (the annual cash bonus awards vary significantly in correlation with the Company's financial performance and compensate the executive officers with superior cash compensation for superior financial results and below median level cash compensation for below average financial results). Cash bonus awards, at target levels of performance, are designed to be competitive with those companies which the Company believes are most likely to compete with the Company for the services of its executive officers.

     - Create a meaningful long-term cash incentive and/or stock option incentive directly linked to the Company's long term growth, financial success and stockholder return.

PROGRAM COMPONENTS

     From time to time during the past several years, the Company has contracted with independent compensation consulting firms to review the Company's executive officer compensation philosophy and programs. As part of such reviews, such consultants have presented to the Compensation Committee and management, from time to time, and have periodically updated information on the base salaries, cash bonuses and equity-based compensation programs of senior executives at various companies identified by the Company.

     Over the past several years, the Company has designed its executive officer compensation to include three basic components: base salary, annual cash bonuses and stock option grants. Recently, based upon the recommendations of an independent consulting firm, the Company adopted a long-term incentive plan (the "1999 LTIP") for certain of the Company's executive officers pursuant to which such officers will be eligible to receive an economic award (in the form of a reduction of the executive officer's Stock Loan to the Company) based upon the Company's achievement of certain earnings-per-share targets.

     The Company has established executive officer salaries to be competitive with the salary levels for the executives at other companies identified by the Company, and has desired to provide an opportunity for total cash compensation (base salary plus annual cash bonus) to significantly exceed such levels upon the Company's achievement of certain predetermined, budgeted financial objectives such as earnings-per-share and cash flow targets. In this way, the Company sought to have a significant portion of each executive's annual cash compensation at risk.

     Under the 1997 Stock Option Plan, the Company established a stock option plan for its executive officers pursuant to which a meaningful number of stock options have been granted with the specific intent to directly align each executive's long-term financial interests with the financial interests of the Company's stockholders. To date, all of these stock options had exercise prices equal to the fair market value of the underlying shares on the date of grant so that compensation is earned only through long-term appreciation in the fair market value of the underlying shares. In addition, the Company recently adopted the 1999 LTIP in order to continue to motivate certain of the Company's executive officers based upon the Company's achievement of certain earnings-per-share targets. Generally, the Company expects to grant stock options and/or cash long-term incentive awards on an annual basis (if warranted by the Company's growth and profitability) and individual grants are expected to be based on, among other things, the executive officer's responsibilities, individual performance and potential to contribute to the Company. To encourage an executive officer's long-term performance, stock options and/or cash long-term incentive awards generally will vest over three years and the stock options will terminate ten years after the date of grant. The opportunity to own stock is considered an important component in an executive officer's compensation package.

     The Compensation Committee intends to continue this basic compensation philosophy by continuing to place a significant portion of each year's cash compensation at risk and by using stock option and cash long-term incentive grants as the primary element of long-term incentive compensation.

     The following is a discussion of the elements of the Company's 2000 executive officer compensation program, along with a description of the decisions and actions taken by the Committee with regard to 2000 compensation. Also included is a specific discussion of the decisions regarding Mr. Bayly's 2000 compensation for performing the duties of Chairman, President and Chief Executive Officer. The tables and accompanying narrative and footnotes included in "Executive Compensation and Other Information" which precede this Committee report reflect the decisions covered by the discussions below.

BASE SALARY

     During 2000, the base salary levels of Mr. Bayly and Mr. Tannura were governed by their respective employment agreements and the base salaries of the other executive officers, including the named executive officers, were recommended by Mr. Bayly for approval by the Compensation Committee. Salary payments in 2000 were made to compensate the executive officers for their on-going performance through the year. The Company's salary ranges and resulting salaries are based on a relative valuing of the duties and responsibilities of each executive officer position. Salary increases during 2000 were based upon consideration of each executive officer's performance and position.

ANNUAL CASH AND BONUS INCENTIVES

     The Executive Incentive Bonus Plan provides the executive officers of the Company with annual cash bonuses for outstanding individual performance contributing to the present and future success of the Company. The purpose of this plan is to link a significant portion of executive pay to both the Company's financial performance and to the attainment of certain defined key initiatives. The partial awards which were made under this Plan during 2000 to the Company's executive officers aggregated approximately 45% of targeted levels since the Company, although substantially achieving certain predetermined EBITDA goals for the year, failed to achieve certain predetermined earnings-per-share goals. Also, although Messrs. Bayly and Tannura earned and vested in one-third of their respective annual Base Amounts under the 1999 LTIP, they failed to earn their respective annual Performance Amounts under this Plan because of the Company's failure to achieve certain earnings-per-share goals set forth therein.

STOCK COMPENSATION

     The grant of stock options is designed to align the financial interests of the executive officers with the financial interests of the Company's stockholders. Under the Company's 1993 Stock Option Plan, the Company's executive officers accumulated stock options which, in connection with the Company's 1997 initial public offering, were converted into shares of the Company's common stock, thereby directly aligning their financial interests with the financial interests of the Company's stockholders. The stock options granted to the executive officers under the 1993 Stock Option Plan and the 1997 Stock Option Plan had exercise prices equal to the fair market value of the underlying common stock on the date of grant so that compensation will be earned only through long-term appreciation in the fair market value of the underlying common stock. During 2000, the individual grants of stock options reflected in the "Option/SAR Grants in Last Fiscal Year" table were based upon, among other things, each executive officer's responsibilities, individual performance and potential to contribute to the Company, and in order to encourage such executive officers' long-term performance, such stock options will vest over three years and terminate ten years after the date of grant.

BASIS FOR CHIEF EXECUTIVE OFFICER COMPENSATION

     During 2000, Mr. Bayly's base salary was governed by his employment agreement with the Company and was intended to provide him with a competitive salary to compensate him for his on-going performance throughout the year.

     Mr. Bayly received a partial bonus of $180,000 against a target of $340,000 under the Company's Executive Incentive Bonus Plan during 2000 because, although the Company substantially achieved certain EBITDA goals under the Plan, the Company failed to achieve certain earnings-per-share goals under such Plan. The Company also paid Mr. Bayly a special one-time bonus of $375,000 in connection with the successful completion of the Specialty Coating divestiture. Under the 1999 LTIP, Mr. Bayly earned and vested one-third of the annual Base Amount under such Plan but failed to earn the $375,000 annual Performance Amount because of the Company's failure to achieve certain predetermined earnings-per-share goals for 2000. During 2000, Mr. Bayly received no stock options, however, in lieu of receiving options, Mr. Bayly participated in and was eligible to earn the annual Base and Performance Amounts under the 1999 LTIP.

COMPENSATION DEDUCTIBILITY POLICY

     The Board's policy with respect to the tax deductibility of compensation in excess of $1 million payable to each of the named executive officers is intended to comply with the requirements of Section 162(m) of the Code applicable to qualified performance-based compensation to the extent such compliance is practicable and in the best interest of the Company and its stockholders; however, there can be no assurances that executive officer compensation will comply with these requirements.

                                          COMPENSATION COMMITTEE

                                          William J. White, Chairman
                                          Anthony P. Scotto

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with the management of the Company the Company's audited financial statements as of and for the year ended December 31, 2000.

     The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has also received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), as amended, by the Independence Standards Board, and has discussed with the independent auditors their independence. The Audit Committee also considered whether the provision of non-audit services by the independent auditors was compatible with maintaining the auditors' independence.

     As a result of the review and discussion referred to above, the Audit Committee recommends to the Board of Directors the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          AUDIT COMMITTEE

                                          R. James Comeaux, Chairman
                                          William J. White

STOCK PERFORMANCE GRAPH

     The following graph compares the performance of the Company's Common Stock with the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the Dow Jones Containers & Packaging Index (the "Dow Jones Packaging Index") and the Russell 2000 Index from the market close on October 1, 1997 to the market close on December 31, 2000. The graphs assume that $100 was invested on October 1, 1997 in each of the Company's common stock, the S&P 500 Index, the Dow Jones Packaging Index and the Russell 2000 Index, and that all dividends were reinvested.

  COMPARISON OF CUMULATIVE TOTAL RETURN AMONG IVEX PACKAGING CORPORATION, THE
    S&P 500 INDEX, THE DOW JONES PACKAGING INDEX AND THE RUSSELL 2000 INDEX
                   FROM OCTOBER 1, 1997 TO DECEMBER 31, 2000

                              [PERFORMANCE GRAPH]

                              10/1/97   12/31/97   12/31/98   12/31/99   12/31/00
Ivex Packaging Corporation    $100.00   $112.94    $109.41    $ 47.06    $ 51.47
S&P 500 Index                 $100.00   $101.57    $128.66    $153.78    $138.19
Dow Jones Packaging Index     $100.00   $100.65    $ 89.18    $ 84.20    $ 53.82
Russell 2000                  $100.00   $ 96.11    $ 92.80    $111.01    $106.34

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Company's 1997 initial public offering, the Company extended loans to certain executive officers (including the named executive officers) in connection with the acquisition of shares of the Company's common stock. Each such loan is evidenced by a non-recourse promissory note (recourse only to each such officer's shares) which bears interest at the minimum permissible rate per annum allowable under the Internal Revenue Code without imputation of income (which such rates ranged from 5.9% to 6.7% during 2000), payable in arrears on each December 31, and is payable in full upon the sale of such shares or upon the earlier to occur of (i) September 30, 2007 and (ii) the termination of the executive officer's employment with the Company for any reason. As a consequence of these loans, as of December 31, 2000, Messrs. Bayly, Tannura, Ellsworth and Patterson are indebted to the Company in the following respective amounts: $3,490,887, $2,271,900, $1,058,619 and $742,462. The
promissory notes obligate the Company to gross-up the executive officers' compensation to enable them to make (on an after-tax basis) the required interest payments on their promissory notes. Messrs. Bayly, Tannura, Ellsworth and Patterson made the following respective interest payments to the Company during 2000: $222,521, $147,629, $67,753 and $48,219.

     Each of Mr. Bayly, Mr. Tannura and Mr. Ellsworth has an employment agreement with the Company. See "Executive Compensation and Other
Information -- Certain Employment Arrangements."

     The Company has entered into severance agreements with certain other executive officers pursuant to which such officers will receive a lump sum severance payment equal to one times the sum of (x) the executive's annual salary then in effect and (y) the target amount of the executive's annual performance bonus if such executive's employment is terminated other than for death, disability or cause, and two times such amounts if such executive's employment is terminated for any reason within a specified period of time after a change of control (as therein defined). Under these agreements, the executive will also receive the continuation of all benefits for such one or two year period plus the acceleration of vesting of all of his stock options exercisable for the Company's Common Stock.

     Pursuant to a consulting agreement, dated October 28, 1996, as amended and restated as of February 1, 2001, Valentine Paper Inc. (f/k/a Nicolaus Paper Inc.) ("Valentine") paid to the Company a performance-based consulting fee in an annual amount equal to $250,000 for certain services rendered to Valentine by the Company during 2000. Certain executive officers and directors of the Company (including Messrs. Bayly, Tannura, Ellsworth, Patterson, August and Scotto) together with certain officers of Valentine and certain members of management of Oak Hill Partners, Inc. indirectly own all of the outstanding common stock of Valentine.

     On November 20, 1998, the Company formed Packaging Holdings, L.L.C. ("Packaging Holdings"), a 48.2% non-consolidated joint venture of the Company, and Packaging Holdings acquired (i) the assets of the Company's paper mill located in Detroit, Michigan and (ii) the assets of Bagcraft Corporation of America (including certain non-compete covenants). The remaining 51.8% equity interest in Packaging Holdings is indirectly owned by certain financial investors, certain executive officers and directors of the Company (including Messrs. Tannura, Ellsworth, Bonfield, Patterson, August and Scotto) and certain executive officers of Packaging Holdings. Pursuant to an Amended and Restated Consulting Agreement, dated as of June 30, 1999, as amended as of February 1, 2001, between the Company and Packaging Dynamics, L.L.C., a wholly-owned subsidiary of Packaging Holdings ("Packaging Dynamics"), Packaging Dynamics pays the Company a consulting fee in an amount equal to $500,000 per year for certain services rendered to Packaging Dynamics by the Company. Also, pursuant to a Supply Agreement, dated November 20, 1998, the Company will purchase certain grades of paper from the Detroit paper mill (which was sold to Packaging Dynamics), at market prices, in amounts similar to the Company's purchases from the Detroit mill prior to the formation of the joint venture.

    COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the Exchange Act, the Company's directors, certain executive and other officers, and any person holding more than ten percent of the Company's Common Stock are required to report their ownership and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and any exchange or quotation system on which the Common Stock is listed or quoted. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure by directors, officers and ten percent holders to file such reports on a timely basis. Based solely on a review of the copies of reports furnished to the Company as filed with the SEC, the Company believes that its executive officers and directors have complied with the filing requirements applicable to them for the year ended December 31, 2000.

                         ANNUAL REPORT TO STOCKHOLDERS

     The annual report of the Company for the year ended December 31, 2000, including audited financial statements, accompanies this Proxy Statement.

                           ANNUAL REPORT ON FORM 10-K

     The Company will provide without charge, at the written request of any beneficial stockholder of record on March 14, 2001, a copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. The Company will provide copies of the exhibits, should they be requested by eligible stockholders, and the Company may impose a reasonable fee for providing such exhibits. Requests for copies of the Company's Annual Report on Form 10-K should be mailed to:

                           Ivex Packaging Corporation
                         100 Tri-State Drive, Suite 200
                             Lincolnshire, IL 60069
                         Attention: Investor Relations

         REQUIREMENTS AND PROCEDURES FOR SUBMISSION OF PROXY PROPOSALS
                  AND NOMINATIONS OF DIRECTORS BY STOCKHOLDERS

     Stockholders who intend to have a proposal considered for inclusion in the proxy materials for the 2002 Annual Meeting of Stockholders must submit their proposal in writing to the Company no later than December 1, 2001 if the proposal is submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934. In addition, under the Company's By-laws, stockholders who intend to present a proposal at the 2002 Annual Meeting of Stockholders are required to provide written notice to the Company of such proposal between January 16, 2002 and February 25, 2002.

     The Chairman of the Annual Meeting may decline to allow the transaction of any business or the consideration of any nomination which was not properly presented in accordance with these requirements.

                                 OTHER MATTERS

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          G. Douglas Patterson
                                          Secretary

                                                                      APPENDIX A

                     CHARTER OF THE AUDIT COMMITTEE OF THE
                             BOARD OF DIRECTORS OF
                           IVEX PACKAGING CORPORATION
                            AS ADOPTED BY THE BOARD
                               ON APRIL 25, 2000

1. AUTHORITY

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Ivex Packaging Corporation (the "Corporation") is established pursuant to Section 4.2 of the Corporation's Amended and Restated Bylaws and
Section 141(c) of the Delaware General Corporation Law. The Committee shall be comprised of three or more directors as determined from time to time by resolution of the Board; provided, however, that prior to June 14, 2001, the Committee may be comprised of two directors. Consistent with the appointment of other Board committees, the members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or at such other time as may be determined by the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

2. PURPOSE OF THE COMMITTEE

     The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Corporation and its subsidiaries.

     The Committee shall oversee the audit efforts of the Corporation's independent accountants and internal auditors and, in that regard, shall take such actions as it may deem necessary to satisfy itself that the Corporation's auditors are independent of management. It is the objective of the Committee to maintain free and open means of communications among the Board, the independent accountants, the internal auditors and the financial and senior management of the Corporation.

3. COMPOSITION OF THE COMMITTEE

     (a) Each member of the Committee shall be an "independent" director within the meaning of the applicable New York Stock Exchange ("NYSE") rules and, as such, shall be free from any relationship that may interfere with the exercise of his or her independent judgment as a member of the Committee. Notwithstanding the foregoing, as permitted by the rules of the NYSE, under exceptional and limited circumstances, one director who does not meet certain of the criteria for "independence" may be appointed to the Committee if the Board determines in its business judgment that membership on the Committee by such person is required by the best interests of the Corporation and its stockholders and the Corporation discloses in the annual proxy statement the nature of such person's relationship and the reasons for the Board's determination. All members of the Committee shall be financially literate at the time of their election to the Committee as determined by the Board in the exercise of its business judgment, and at least one member of the Committee shall have accounting or related financial management expertise, as such qualification may be determined in the business judgment of the Board. Committee members, if they or the Board deem it appropriate, may enhance their understanding of finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant or firm.

     (b) Upon any changes in the composition of the Committee and otherwise approximately once each year, the Committee shall ensure that the Corporation provides the NYSE with written confirmation regarding:

          (1) Any determination that the Board has made regarding the independence of the Committee members;

          (2) The financial literacy of the Committee members;

          (3) The determination that at least one of the Committee members has accounting or related financial management expertise; and

          (4) The annual review and reassessment of the adequacy of the Committee's charter.

4. MEETINGS OF THE COMMITTEE

     The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. As part of its purpose to foster open communications, the Committee shall meet at least annually with management and the Corporation's independent accountants to discuss any matters that the Committee or each of these groups or persons believe should be discussed, privately or otherwise.

     The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee's activities.

5. DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

     In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. The Committee should review and reassess annually the adequacy of the Committee's charter.

     While the Board intends that there should be no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee:

SELECTION AND EVALUATION OF AUDITORS

     (1) Make recommendations to the Board as to the selection of the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

     (2) Review and approve the material terms of the Corporation's independent auditors' annual engagement letter (including the proposed fees contained therein) and the material terms of the annual audit plan of the Corporation's independent auditors (including the scope of audit activities);

     (3) Review the performance of the Corporation's independent auditors and make recommendations to the Board regarding the replacement or termination of the independent auditors when circumstances warrant;

     (4) Oversee the independence of the Corporation's independent auditors by, among other things:

          (1) requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Corporation; and

          (2) discussing with the independent auditors any relationships or services that may impact the objectivity and independence of the independent auditors and recommending that the Board take appropriate action to satisfy itself of the auditors' independence;

     (5) Instruct the Corporation's independent auditors that they are ultimately accountable to the Committee and the Board, and that the Committee and the Board are responsible for the selection (subject to shareholder approval if determined by the Board), evaluation and termination of the Corporation's independent auditors;

DOCUMENT AND REPORT REVIEW

     (6) Review with the Corporation's management and the outside auditor the Corporation's annual financial statements and report on Form 10-K prior to its filing with the Securities and Exchange Commission (the "SEC");

     (7) Confirm through discussions with the Corporation's independent auditors and the Corporation's management that no management restrictions are being placed on the scope of the independent auditors' work;

     (8) Review the results of the year-end audit of the Corporation, including where the Committee deems appropriate:

          (a) the audit report, the published financial statements, the management representation letter, the "Memorandum Regarding Accounting Procedures and Internal Control" or similar memorandum prepared by the Corporation's independent auditors, any other pertinent reports and management's responses concerning such memorandum;

          (b) significant recorded and unrecorded audit adjustments;

          (c) any material accounting issues among management and the independent auditors; and

          (d) other matters required to be communicated to the Committee under generally accepted auditing standards, as amended, by the independent auditors;

     (9) Review with management and the Corporation's independent auditors any accounting policies (and changes therein) of the Corporation and financial reporting issues which could have a material impact on the Corporation's financial statements, as are deemed appropriate for review by the Committee prior to any year-end filings with the SEC or other regulatory body;

OVERSIGHT OF FINANCIAL REPORTING PROCESS AND INTERNAL CONTROLS

     (10) Review the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures through inquiry and discussions with the Corporation's independent auditors and management of the Corporation;

     (11) Review with management and the independent auditors any reportable conditions and material weaknesses, as defined by the American Institute of Certified Public Accountants, affecting internal control;

     (12) Receive periodic reports from the Corporation's independent auditors and management of the Corporation to assess the impact on the Corporation of any significant accounting or financial reporting developments proposed by the Financial Accounting Standards Board or the SEC or other regulatory body, or any other significant accounting or financial reporting matters that may have a significant impact on the Corporation;

     (13) Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent auditors and the Corporation's management;

OTHER MATTERS

     (14) Meet with the general counsel as appropriate and outside counsel when deemed appropriate by the Committee, to review material legal and regulatory matters that may have a material impact on the financial statements of the Corporation;

     (15) Prepare a report to be included in each annual proxy statement of the Corporation commencing after December 15, 2000 which states, among other things, whether:

          (a) the Committee has reviewed and discussed with management the audited financial statements to be included in the Corporation's Annual Report on Form 10-K;

          (b) the Committee has discussed with the Corporation's independent auditors the matters that the auditors are required to discuss with the Committee by Statements on Auditing Standard No. 61 (as it may be modified or supplemented);

          (c) the Committee has received the written disclosures and the letter from the Corporation's independent auditors required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent auditors their independence; and

          (d) based on the review and discussions described in subsections (a),
     (b) and (c) above, the Committee has recommended to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC;

     (16) Obtain from the independent auditors any information pursuant to
Section 10A of the Securities Exchange Act of 1934;

     (17) Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and

     (18) Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

WITH RESPECT TO THE DUTIES AND RESPONSIBILITIES LISTED ABOVE, THE COMMITTEE
SHOULD:

     (1) Report regularly to the Board on its activities, as appropriate;

     (2) Exercise reasonable diligence in gathering and considering all material information;

     (3) If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities; and

     (4) Provide management, the Corporation's independent auditors and internal auditors with appropriate opportunities to meet privately with the Committee.

                                     * * *

     While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Similarly, it is not the responsibility of the Committee to conduct investigations or to resolve disagreements, if any, between management and the independent auditors or to ensure that the Corporation complies with all laws and regulations.

                                 *************

                                                                      APPENDIX B

                           -------------------------

                           IVEX PACKAGING CORPORATION
                              AMENDED AND RESTATED
                      1997 LONG TERM STOCK INCENTIVE PLAN

                           -------------------------

                           IVEX PACKAGING CORPORATION

                              AMENDED AND RESTATED
                      1997 LONG TERM STOCK INCENTIVE PLAN

     Section 1. Purpose. The purposes of this Ivex Packaging Corporation Amended and Restated 1997 Long Term Stock Incentive Plan are to promote the interests of Ivex Packaging Corporation and its stockholders by (i) attracting and retaining exceptional officers, employee-directors and other key employees, non-employee directors and consultants of the Company and its Affiliates, as defined below;
(ii) motivating such individuals by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such individuals to participate in the long-term growth and financial success of the Company.

     Section 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean (i) any entity that, directly or indirectly, is controlled by or controls the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

     "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Stock-Based Award granted under this Plan.

     "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by the Participant.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time-to-time.

     "Committee" shall mean (i) a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is intended to be a "disinterested person" (within the meaning of Rule 16b-3) and an "outside director" (within the meaning of Code section 162(m)), respectively, or (ii) if at any time such a committee has not been so designated by the Board, the Board, other than any member of the Board who is eligible to receive an Award hereunder.

     "Company" shall mean Ivex Packaging Corporation together with any successor thereto.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean, as of any given date: (i) if the Shares are publicly traded, the closing sale price of a Share on the date preceding such given date as reported in the Western Edition of the Wall Street Journal or (ii) if the Shares are not publicly traded, the fair market value of a Share as otherwise determined by the Committee in its sole discretion.

     "Incentive Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     "Non-Qualified Stock Option" shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

     "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     "Other Stock-Based Award" shall mean any right granted under Section 10 of the Plan.

     "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

     "Participant" shall mean any officer, employee-director or other key employee, non-employee director or consultant of the Company or its Affiliates eligible for an Award under Section 5 and selected by the Committee to receive an Award under the Plan.

     "Performance Award" shall mean any right granted under Section 9 of the Plan.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Plan" shall mean this Ivex Packaging Corporation Amended and Restated 1997 Long Term Stock Incentive Plan.

     "Restricted Stock" shall mean any Share granted under Section 8 of the Plan.

     "Restricted Stock Unit" shall mean any unit granted under Section 8 of the Plan.

     "Rule 16b-3" shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time-to-time.

     "SEC" shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

     "Shares" shall mean the common shares of the Company, $.01 par value, or such other securities of the Company (i) into which such common shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (ii) as may be determined by the Committee pursuant to Section 4(b).

     "Stock Appreciation Right" shall mean any right granted under Section 7 of the Plan.

     "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     Section 3. Administration.

     (a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee's powers shall include, without limitation, the authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Shares, to be covered by or, with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine, whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

     (b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder.

     (c) The mere fact that a Committee member shall fail to qualify as a "disinterested person" or "outside director" within the meaning of Rule 16b-3 and Code Section 162(m), respectively, shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan.

     (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

     Section 4. Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(b), the aggregate number of Shares shall be 3,000,000 and the maximum number of Shares with respect to which Options and Stock Appreciation Rights may be granted to any Participant in any calendar year shall not exceed 200,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting) and in either such case a Participant has received no benefits of ownership with respect to the forfeited Shares or the Shares to which such expired, terminated or canceled Award relates (other than voting rights and dividends that were forfeited in connection with such forfeiture, expiration, termination or cancellation), then the Shares covered by such Award shall again be, or shall become, Shares with respect to which Awards may be granted hereunder.

     (b) Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee in its discretion to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted,
(ii) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for the early cancellation, expiration or termination of such Award with or without consideration or consent; provided, however, that in the case of cancellation without consideration or consent, the Participant is given an appropriate period of time to exercise such Award prior to such cancellation (to the extent such Award was otherwise exercisable); and provided further that in each case, with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code, as from time-to-time amended.

     (c) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

     Section 5. Eligibility. Any officer, employee-director or other key employee, non-employee director or consultant to the Company or any of its Affiliates (including any prospective officer, employee-director, key employee, non-employee director or consultant), who is not a member of the Committee, shall be eligible to be designated a Participant.

     Section 6. Options.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Options shall be granted, the number of Shares to be covered by each Option, and the conditions and limitations applicable to the exercise of the Option.

The Committee shall have the authority to grant Incentive Stock Options, or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code, as amended from time-to-time, and any regulations implementing such statute. All Options when granted under the Plan are intended to be Non-Qualified Stock Options, unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option, and if for any reason such Option (or any portion thereof) shall be regarded as a Non-Qualified Stock Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan); provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Non-Qualified Stock Options.

     (b) Exercise Price. The Committee, in its sole discretion, shall establish the exercise price per Share at the time each Option is granted, which exercise price shall be set forth in the applicable Award Agreement but in each case shall not be less than 100% of the Fair Market Value of the Share on such date. If a Participant owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such Participant, the exercise price of such Incentive Stock Option shall be no less than 110% of the Fair Market Value of the Share on the date such Incentive Stock Option is granted.

     (c) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or of any Parent or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

     (d) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including, without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

     (e) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Such payment may be made in cash, or its equivalent, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest and which have been owned by such optionee for at least 6 months), by means of a cashless exercise procedure approved by the Committee, or by a combination of the foregoing; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such aggregate exercise price.

     Section 7. Stock Appreciation Rights.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the date of grant.

     (b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

     (c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time-to-time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     Section 8. Restricted Stock and Restricted Stock Units.

     (a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock and Restricted Stock Units may be forfeited to the Company, and the other terms and conditions of such Awards.

     (b) Transfer Restrictions. Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except, in the case of Restricted Stock, as provided in the Plan or the applicable Award Agreements. Certificates issued in respect of Shares of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in blank, with the Company. Upon the lapse of the restrictions applicable to such Shares of Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

     (c) Payment. Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a Share. Restricted Stock Units shall be paid in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. Dividends paid on any shares of Restricted Stock may be paid directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in additional Restricted Stock Units, as determined by the Committee in its sole discretion.

     Section 9. Performance Awards.

     (a) Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a "Performance Award," which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

     (b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award.

     (c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

     Section 10. Other Stock-Based Awards.

     (a) General. The Committee shall have authority to grant to Participants an "Other Stock-Based Award," which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan; provided that any such rights must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law.

Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, including the price, if any, at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan.

     (b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this
Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis.

     Section 11. Amendment and Termination.

     (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax, securities or regulatory law or requirement with which the Board intends the Plan to comply; and provided further, that any such amendment, alteration, suspension, discontinuation or termination that would impair the rights of any Participant or any holder or any beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with local rules and regulations in any jurisdiction outside the United States.

     (b) Certain Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In connection with (i) certain unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company or any Affiliate, (ii) changes in applicable laws, regulations or accounting principles, or (iii) any other unusual or nonrecurring event as determined by the Committee, the Committee is hereby authorized to make certain adjustments to the exercisability and vesting of Awards, including the acceleration of exercisability or lapse of restrictions otherwise applicable to such Awards.

     Section 12. General Provisions.

     (a) Non-Transferability. Each Award, and each right under any Award, shall be exercisable only by the Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee. No Award that constitutes a "derivative security" for purposes of Section 16 of the Exchange Act, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliates; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. With respect to Non-Qualified Stock Options, upon the approval of the Committee and subject to the policies and procedures set forth by the Committee, the Participant shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the Participant during the Participant's lifetime for estate planning purposes.

     (b) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated).

     (c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliates delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (d) Delegation. Subject to the terms of the Plan, the provisions of this Agreement and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

     (e) Withholding. A Participant may be required to pay to the Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

     (f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including, but not limited, to the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

     (g) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of, or in any consulting relationship to, the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (i) No Rights as Stockholder. Subject to the provisions of the Applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of such Restricted Stock.

     (j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.

     (k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made would be in compliance with all applicable requirements of the U.S. federal securities laws.

     (m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

     (o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     Section 13. Term of the Plan.

     (a) Effective Date. The Plan shall be effective as of the date of its approval by the shareholders of the Company.

     (b) Expiration Date. No Award shall be granted under the Plan after December 31, 2007. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after December 31, 2007.

IVEX PACKAGING CORPORATION                                                 PROXY
LINCOLNSHIRE, ILLINOIS
--------------------------------------------------------------------------------
PROXY                                                                      PROXY
                  PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF STOCKHOLDERS - MAY 9, 2001

         The undersigned hereby appoints Frank V. Tannura or G. Douglas Patterson, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies, for and in the name and place of the undersigned, to vote the number of shares of Common Stock that the undersigned would be entitled to vote if then personally present at the Annual Meeting of the Stockholders of Ivex Packaging Corporation, to be held at the Company's corporate offices, 100 Tri-State Drive, Lincolnshire, Illinois 60069 on Wednesday, May 9, 2001, at 9:00a.m., Chicago time, or any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement (receipt of which is hereby acknowledged) as designated on the reverse side, and in their discretion, the proxies are authorized to vote upon such other business as may come before the meeting.

ADDRESS CHANGE, PLEASE NOTE CHANGE HERE AND MARK ON REVERSE SIDE

----------------------------------------------------------------------
----------------------------------------------------------------------
----------------------------------------------------------------------

THE PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                  (Continued and to be signed on reverse side.)

                            - FOLD AND DETACH HERE -

[X] Please mark your
    vote as in this
    example.

This proxy when executed will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the nominees in proposal 1, FOR proposal 2 and FOR proposal 3.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS:

                     For all Nominees   Withheld Authority to Vote
 1. Election of
    Directors            [  ]               [  ]   Frank V. Tannura
                                                   Glenn R. August


                                             FOR     AGAINST     ABSTAIN

2.  Ratification of appointment of           [ ]       [ ]         [ ]
    PricewaterhouseCoopers LLP as
    auditors for the Corporation for
    2001.


3.  Approval of the Amendment and            [ ]       [ ]         [ ]
    Restatement of the 1997 Long
    Term Stock Incentive Plan.



Please date and sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



--------------------------------------------------------------------------------

                                                                  2001
--------------------------------------------------------------------------------
SIGNATURE(S)                                                       DATE


                            - FOLD AND DETACH HERE -